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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     April 13, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-89755                    51-
0331454
-----------------        -----------------------------       ----------
----
(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS

On March 30, 2001 the Pooling and Servicing Agreement for the MBNA Master Credit Card Trust II, dated as of August 4, 1994, between MBNA America Bank, National Association, as Seller and Servicer and The Bank of New York, as Trustee, was amended by the Fifth Amendment to the Pooling and Servicing Agreement, dated as of March 30, 2001.

MBNA Master Credit Card Trust II Series 2001-A Classes A and B
Certificates were issued February 20, 2001. The net proceeds from the sale of Series 2001-A will be used by the Seller for its general corporate purposes.

On April 16, 2001 the MBNA Master Credit Card Trust II Series 1996-C
(the
"Series") will be terminated in accordance with the provisions of
Section 10
of the Series 1996-C Supplement dated as of March 27, 1996, to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final Payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of The
Bank of New York, as the Trustee.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 Fifth Amendment to the Pooling and Servicing Agreement, dated as of March 30, 2001 among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

4.2 Series 2001-A Supplement to the Pooling and Servicing Agreement, dated as of February 20, 2001, among MBNA America Bank, National
Association,
Seller and Servicer, and The Bank of New York, Trustee.


The following are filed as Exhibits to this Report under Exhibit 20:



      20.1 Series 1994-C Certificateholders' Statement for the month ended March 31, 2001.

      20.2 Series 1995-A Certificateholders' Statement for the month ended March 31, 2001.

      20.3 Series 1995-C Certificateholders' Statement for the month ended March 31, 2001.

      20.4 Series 1995-E Certificateholders' Statement for the month ended March 31, 2001.

     20.5 Series 1995-J Certificateholders' Statement for the month ended March 31, 2001.

     20.6 Series 1996-A Certificateholders' Statement for the month ended March 31, 2001.

     20.7 Series 1996-B Certificateholders' Statement for the month ended March 31, 2001.

     20.8 Series 1996-C Certificateholders' Statement for the month ended March 31, 2001.

     20.9 Series 1996-D Certificateholders' Statement for the month ended March 31, 2001.

     20.10 Series 1996-E Certificateholders' Statement for the month ended March 31, 2001.

     20.11 Series 1996-G Certificateholders' Statement for the month ended March 31, 2001.

     20.12 Series 1996-H Certificateholders' Statement for the month ended March 31, 2001.

     20.13 Series 1996-J Certificateholders' Statement for the month ended March 31, 2001.

     20.14 Series 1996-K Certificateholders' Statement for the month ended March 31, 2001.

     20.15 Series 1996-M Certificateholders' Statement for the month ended March 31, 2001.

     20.16 Series 1997-B Certificateholders' Statement for the month ended March 31, 2001.

     20.17 Series 1997-C Certificateholders' Statement for the month ended March 31, 2001.

     20.18 Series 1997-E Certificateholders' Statement for the month ended March 31, 2001.

     20.19 Series 1997-F Certificateholders' Statement for the month ended March 31, 2001.

     20.20 Series 1997-I Certificateholders' Statement for the month ended March 31, 2001.

     20.21 Series 1997-J Certificateholders' Statement for the month ended March 31, 2001.

     20.22 Series 1997-K Certificateholders' Statement for the month ended March 31, 2001.

     20.23 Series 1997-M Certificateholders' Statement for the month ended March 31, 2001.

     20.24 Series 1998-A Certificateholders' Statement for the month ended March 31, 2001.

     20.25 Series 1998-C Certificateholders' Statement for the month ended March 31, 2001.

     20.26 Series 1998-D Certificateholders' Statement for the month ended March 31, 2001.

     20.27 Series 1998-E Certificateholders' Statement for the month ended March 31, 2001.

     20.28 Series 1998-F Certificateholders' Statement for the month ended March 31, 2001.

     20.29 Series 1998-G Certificateholders' Statement for the month ended March 31, 2001.

     20.30 Series 1998-I Certificateholders' Statement for the month ended March 31, 2001.

     20.31 Series 1998-J Certificateholders' Statement for the month ended March 31, 2001.

20.32 Series 1999-A Certificateholders' Statement for the month ended March 31, 2001.

20.33 Series 1999-B Certificateholders' Statement for the month ended March 31, 2001.

20.34 Series 1999-D Certificateholders' Statement for the month ended March 31, 2001.

20.35 Series 1999-E Certificateholders' Statement for the month ended March 31, 2001.

20.36 Series 1999-G Certificateholders' Statement for the month ended March 31, 2001.

20.37 Series 1999-H Certificateholders' Statement for the month ended March 31, 2001.

20.38 Series 1999-I Certificateholders' Statement for the month ended March 31, 2001.

20.39 Series 1999-J Certificateholders' Statement for the month ended March 31, 2001.

20.40 Series 1999-L Certificateholders' Statement for the month ended March 31, 2001.

20.41 Series 1999-M Certificateholders' Statement for the month ended March 31, 2001.

20.42 Series 2000-A Certificateholders' Statement for the month ended March 31, 2001.

20.43 Series 2000-B Certificateholders' Statement for the month ended March 31, 2001.

20.44 Series 2000-C Certificateholders' Statement for the month ended March 31, 2001.

20.45 Series 2000-D Certificateholders' Statement for the month ended March 31, 2001.

20.46 Series 2000-E Certificateholders' Statement for the month ended March 31, 2001.

20.47 Series 2000-F Certificateholders' Statement for the month ended March 31, 2001.

20.48 Series 2000-G Certificateholders' Statement for the month ended March 31, 2001.

20.49 Series 2000-H Certificateholders' Statement for the month ended March 31, 2001.

20.50 Series 2000-I Certificateholders' Statement for the month ended March 31, 2001.

20.51 Series 2000-K Certificateholders' Statement for the month ended March 31, 2001.

20.52 Series 2000-L Certificateholders' Statement for the month ended March 31, 2001.

20.53 Series 2001-A Certificateholders' Statement for the month ended March 31, 2001.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit
99:



     99.1. Series 1994-C Key Performance Factors for the month ended March 31, 2001.

     99.2. Series 1995-A Key Performance Factors for the month ended March 31, 2001.

     99.3. Series 1995-C Key Performance Factors for the month ended March 31, 2001.

     99.4. Series 1995-E Key Performance Factors for the month ended March 31, 2001.

     99.5. Series 1995-J Key Performance Factors for the month ended March 31, 2001.

    99.6. Series 1996-A Key Performance Factors for the month ended March 31, 2001.

    99.7. Series 1996-B Key Performance Factors for the month ended March 31, 2001.

    99.8. Series 1996-C Key Performance Factors for the month ended March 31, 2001.

    99.9. Series 1996-D Key Performance Factors for the month ended March 31, 2001.

    99.10. Series 1996-E Key Performance Factors for the month ended March 31, 2001.

    99.11. Series 1996-G Key Performance Factors for the month ended March 31, 2001.

    99.12. Series 1996-H Key Performance Factors for the month ended March 31, 2001.

    99.13. Series 1996-J Key Performance Factors for the month ended March 31, 2001.

    99.14. Series 1996-K Key Performance Factors for the month ended March 31, 2001.

    99.15. Series 1996-M Key Performance Factors for the month ended March 31, 2001.

    99.16. Series 1997-B Key Performance Factors for the month ended March 31, 2001.

    99.17. Series 1997-C Key Performance Factors for the month ended March 31, 2001.

    99.18. Series 1997-E Key Performance Factors for the month ended March 31, 2001.

    99.19. Series 1997-F Key Performance Factors for the month ended March 31, 2001.

    99.20. Series 1997-I Key Performance Factors for the month ended March 31, 2001.

    99.21. Series 1997-J Key Performance Factors for the month ended March 31, 2001.

99.22. Series 1997-K Key Performance Factors for the month ended
March 31, 2001.

99.23. Series 1997-M Key Performance Factors for the month ended
March 31, 2001.

99.24. Series 1998-A Key Performance Factors for the month ended
March 31, 2001.

99.25. Series 1998-C Key Performance Factors for the month ended
March 31, 2001.

99.26. Series 1998-D Key Performance Factors for the month ended
March 31, 2001.

99.27. Series 1998-E Key Performance Factors for the month ended
March 31, 2001.

99.28. Series 1998-F Key Performance Factors for the month ended
March 31, 2001.

99.29. Series 1998-G Key Performance Factors for the month ended
March 31, 2001.

99.30. Series 1998-I Key Performance Factors for the month ended
March 31, 2001.

99.31. Series 1998-J Key Performance Factors for the month ended
March 31, 2001.

99.32. Series 1999-A Key Performance Factors for the month ended
March 31, 2001.

99.33. Series 1999-B Key Performance Factors for the month ended
March 31, 2001.

99.34. Series 1999-D Key Performance Factors for the month ended
March 31, 2001.

99.35. Series 1999-E Key Performance Factors for the month ended
March 31, 2001.

99.36. Series 1999-G Key Performance Factors for the month ended
March 31, 2001.

99.37. Series 1999-H Key Performance Factors for the month ended
March 31, 2001.

99.38. Series 1999-I Key Performance Factors for the month ended
March 31, 2001.

99.39. Series 1999-J Key Performance Factors for the month ended
March 31, 2001.

99.40. Series 1999-L Key Performance Factors for the month ended
March 31, 2001.

99.41. Series 1999-M Key Performance Factors for the month ended
March 31, 2001.

99.42. Series 2000-A Key Performance Factors for the month ended
March 31, 2001.

99.43. Series 2000-B Key Performance Factors for the month ended
March 31, 2001.

99.44. Series 2000-C Key Performance Factors for the month ended
March 31, 2001.

99.45. Series 2000-D Key Performance Factors for the month ended
March 31, 2001.

99.46. Series 2000-E Key Performance Factors for the month ended
March 31, 2001.

99.47. Series 2000-F Key Performance Factors for the month ended
March 31, 2001.

99.48. Series 2000-G Key Performance Factors for the month ended
March 31, 2001.

99.49. Series 2000-H Key Performance Factors for the month ended
March 31, 2001.

99.50. Series 2000-I Key Performance Factors for the month ended
March 31, 2001.

99.51. Series 2000-K Key Performance Factors for the month ended
March 31, 2001.

99.52. Series 2000-L Key Performance Factors for the month ended
March 31, 2001.

99.53. Series 2001-A Key Performance Factors for the month ended
March 31, 2001.







                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     April 13, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President